[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.46

January 6, 2005

Chris Penland, Ph.D.

Cystic Fibrosis Foundation Therapeutics, Inc.

6931 Arlington Road

Bethesda, MD 20814

Dear Dr. Penland:

The purpose of this Letter Agreement is to amend the Study Funding Agreement, dated June 17, 2003, as amended, between the undersigned parties (the “Agreement”).

By signing below, the undersigned parties agree to extend, for an additional [ * ], the time to agree upon (i) a revised Work Plan under Section 2.2 of the Agreement and (ii) a revised Exhibit B which shall reflect the revised Work Plan.

All other terms and provisions of the Agreement shall remain unchanged and are in full force and effect.

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ E. Loumeau
Eric J. Loumeau Vice President, General Counsel

Agreed to and Acknowledged by:

CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

By:	/s/ R. Beall
Robert J. Beall, Ph.D. President and CEO